                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported) OCTOBER 24, 2000

                            MICROFIELD GRAPHICS, INC.

        OREGON                            0-26226               93-0935149
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)           File No.)         Identification No.)

               16112 SW 72ND AVENUE, PORTLAND, OREGON 97224
--------------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)

                                  503-620-4000
--------------------------------------------------------------------------------
                (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
                Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Asset Purchase Agreement ("Asset Purchase Agreement") dated September 7, 2000 between Microfield Graphics, Inc., an Oregon corporation ("Microfield"), and Greensteel, Inc., a Delaware corporation ("Greensteel"), Microfield sold substantially all of its assets to Greensteel (the "Asset Sale"). The transaction closed on October 24, 2000.

         The purchase price for the assets is up to $3.5 million, $2 million of which was paid at closing and up to $1.5 million of which will be paid pursuant to a contingent earnout over 5 years. Microfield retained certain assets, including cash, accounts receivables arising prior to the closing date, insurance policies and the computer equipment used by Microfield's Chief Executive Officer. Greensteel assumed liabilities relating to Microfield's digital whiteboard business requiring performance after the closing date but did not assume accounts payable arising before the closing date. The amount of consideration paid in connection with the Asset Sale was determined in arms-length negotiations between Microfield and Greensteel.

         In connection with the Asset Sale, John B. Conroy, Chief Executive Officer and director of Microfield, has entered into a consulting agreement with PolyVision Corporation, the parent company of Greensteel, pursuant to which he will provide transition services for three months and will be paid $30,000. In addition, Greensteel hired Michael Stansell, a director and, prior to the closing date, President of Microfield, at an annual salary of approximately $100,000.

         For more complete description of the terms of the Asset Sale, reference is made to the Asset Purchase Agreement, which is incorporated by reference as
Exhibit 2.1 to this Current Report on Form 8-K as indicated in Item 7 below.

ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Pro Forma Financial Information.

         Pursuant to an Asset Purchase Agreement ("Asset Purchase Agreement") dated September 7, 2000 between Microfield Graphics, Inc., an Oregon corporation ("Microfield"), and Greensteel, Inc., a Delaware corporation ("Greensteel"), Microfield sold substantially all of its assets to Greensteel (the "Asset Sale"). The transaction closed on October 24, 2000.

         The purchase price for the assets is up to $3.5 million, $2 million of which was paid at closing and up to $1.5 million of which will be paid pursuant to a contingent earnout over 5 years. Microfield retained certain assets, including cash, accounts receivables arising prior to the closing date, insurance policies and the computer equipment used by Microfield's Chief Executive Officer. Greensteel assumed liabilities relating to Microfield's digital whiteboard business requiring performance after the closing date but did not assume accounts payable arising before the closing date. The amount of consideration paid in connection with the Asset Sale was determined in arms-length negotiations between Microfield and Greensteel.

        This Form 8-K contains the unaudited Pro Forma Balance Sheet as of September 30, 2000, Statement of Operations for the years ended January 1, 2000, January 2, 1999, January 3, 1998 and Statement of Operations for the nine months ended Septemeber 30, 2000 for Microfield.

        The company's unaudited pro forma condensed consolidated financial statements give effect to the disposal of the Softboard division as if such transaction had occurred, for the purpose of the condensed consolidated statement of operations, as of the first day of the period presented, and for purposes of the condensed consolidated balance sheet, as of its date.

        These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the company's 1999 audited consolidated financial statements. In the company's fiscal year 1999 annual report the Softboard division comprised virtually all operations. The pro forma information shown is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the company's future results.

(1) Amounts represent cash proceeds of $2.0 million, plus $6,720 representing reimbursement of the lease deposit on Microfiled's facility, the elimination of Softboard assets and certain liabilities from the balance sheet, the resultant gain on the sale. Income tax expenses associated with the gain is reduced by the Company's net operating loss carryforwards. Proceeds represent those received upon the closing of the transaction and may be subject to purchase price adjustments. Any adjustment of the proceeds would result in an adjustment of the gain on the sale.

        The pro forma adjustments to the statement of operations for all periods presented give effect to the fact that virtually all of the company's operations have been sold.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                         For the Year Ended January 1, 2000
                                                    (Unaudited)
                                  -------------------------------------------------------
                                    Pro Forma
                                    Historical         Adjustments(1)         Pro Forma
                                  ---------------     ---------------      ---------------
Net sales                         $     3,492,238     $  (3,492,238)       $             -
Cost of sales                           2,258,204        (2,258,204)                     -
                                  ---------------     ---------------      ---------------
      Gross profit                      1,234,034        (1,234,034)                     -

Operating Expenses:
   Research and development               635,020          (635,020)                     -
   Marketing and sales                  1,655,452        (1,655,452)                     -
   General and administrative             867,001          (681,809)               185,192
                                  ---------------     ---------------      ---------------
      Operating loss                   (1,923,439)        1,738,247               (185,192)

Interest expense - net                    (58,099)                -                 58,099
Other income(expense) - net               (48,945)           48,945
                                  ---------------     ---------------      ---------------
      Income (loss) before
         income taxes                  (2,030,483)        1,787,192               (243,291)
Provision for income taxes                                        -
                                  ---------------     ---------------      ---------------
      Loss from continuing
         operations               $    (2,030,483)  $     1,787,192        $      (243,291)
                                  ===============     ===============      ===============
Average shares outstanding -
      basic and diluted                 4,029,489         4,029,489              4,029,489
                                  ===============     ===============      ===============
Net loss per share -
      basic and diluted                      (.50)             0.44                   (.06)
                                  ===============     ===============      ===============

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                         For the Year Ended January 2, 1999
                                                    (Unaudited)
                                  -------------------------------------------------------
                                    Pro Forma
                                    Historical         Adjustments(1)         Pro Forma
                                  ---------------     ---------------      ---------------
Net sales                         $     6,646,148     $    (6,646,148)     $             -
Cost of sales                           3,893,541                   -           (3,893,541)
                                  ---------------     ---------------      ---------------
      Gross profit                      2,752,607          (2,752,607)                   -

Operating Expenses:
   Research and development               997,929            (997,929)                   -
   Marketing and sales                  2,657,581          (2,657,581)                   -
   General and administrative             960,498            (741,344)             219,154
                                  ---------------     ---------------      ---------------
      Operating loss                   (1,863,401)          1,644,247             (219,154)

Interest expense - net                    (50,176)                  -               50,176
Other (expense) income - net                  346                (346)
                                  ---------------     ---------------      ---------------
      Income (loss) before
         income taxes                  (1,913,231)          1,643,901             (269,330)

Provision for income taxes                 (1,506)              1,506                    -
                                  ---------------     ---------------      ---------------
      Loss from continuing
         operations               $    (1,914,737)    $     1,645,407      $      (269,330)
                                  ===============     ===============      ===============
Average shares outstanding -
      basic and diluted                 3,552,706           3,552,706            3,552,706
                                  ===============     ===============      ===============
Net loss per share -
      basic and diluted                      (.54)               0.46                 (.08)
                                  ===============     ===============      ===============


           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                         For the Year Ended January 3, 1998
                                                    (Unaudited)
                                  -------------------------------------------------------
                                    Pro Forma
                                    Historical         Adjustments(1)         Pro Forma
                                  ---------------     ---------------      ---------------
Net sales                         $     5,618,330     $  (5,618,330)       $             -
Cost of sales                           3,140,988        (3,140,988)                     -
                                  ---------------     -------------        ---------------
      Gross profit                      2,477,342        (2,477,342)                     -

Operating Expenses:
   Research and development               959,680          (959,680)                     -
   Marketing and sales                  2,821,232        (2,821,232)                     -
   General and administrative             945,764          (739,313)               206,451
                                  ---------------   ---------------        ---------------
      Operating loss                   (2,249,334)        2,042,883              (206,451)

Interest expense - net                    (23,142)                -                23,142
Other income(expense) - net                 4,750            (4,750)                    -
                                  ---------------   ---------------       ---------------
      Income (loss) before
         income taxes                   (2,267,726)        2,038,133             (229,593)

Provision for income taxes                 (2,317)            2,317                     -
                                  ---------------   ---------------       ---------------
      Loss from continuing
         operations               $    (2,270,043)  $     2,040,450       $      (229,593)
                                  ===============     ===============      ===============
Average shares outstanding -
      basic and diluted                 3,198,062         3,198,062             3,198,062
                                  ===============     ===============      ===============
Net loss per share -
     basic and diluted                       (.71)             0.64                  (.07)
                                  ===============     ===============      ===============


     Unaudited pro forma condensed consolidated balance sheet as of September 30, 2000


                PRO FORMA CONDENSED CONSOLIDATED BALANCE

                                             As of September 30, 2000
                                                    (Unaudited)
                                  -------------------------------------------------------
                                    Pro Forma
                                    Historical        Adjustments(1)          Pro Forma
                                  ---------------     ---------------      ---------------
ASSETS
Current assets:
   Cash and cash equivalents      $        58,525     $     2,006,720      $     2,065,245
   Accounts receivable - net              402,919                   -              402,919
   Inventories                            471,784            (471,784)                   -
   Other current assets                    35,627             (35,627)                   -
                                  ---------------     ---------------      ---------------
      Total current assets                968,855           1,499,309            2,468,164

Property, plant and
   equipment - net                        163,018            (163,018)                   -
Other long-term assets                     51,875             (41,365)              10,510
                                  ---------------     ---------------      ---------------
      Total assets                $     1,183,748     $     1,294,926      $     2,478,674
                                  ===============     ===============      ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Line of credit                 $       384,677     $             -      $       384,677
   Accounts payable                       469,793                   -              469,793
   Accrued compensation                    91,516              91,516
   Deferred revenue                        32,742             (32,742)                   -
   Other accrued liabilities               59,450             (59,450)                   -
                                  ---------------     ---------------      ---------------
      Total current liabilities         1,038,178             (92,192)             945,986

Long-term debt                             60,453             (60,453)                   -

Shareholders' equity:
   Common stock                        15,750,281                   -           15,750,281
   Retained earnings                  (15,665,164)          1,447,571          (14,217,593)
                                  ---------------     ---------------      ---------------
      Total shareholders'
         equity                            85,117           1,447,571            1,532,688
                                  ---------------     ---------------      ---------------
      Total liabilities and
         shareholders' equity     $     1,183,748     $     1,294,926      $     2,478,674
                                  ===============     ===============      ===============

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                       For the Nine Months Ended September 30, 2000
                                                    (Unaudited)
                                  -------------------------------------------------------
                                    Pro Forma
                                    Historical         Adjustments(1)         Pro Forma
                                  ---------------     ---------------      ---------------
Net sales                         $     2,318,449     $    (2,318,449)     $             -
Cost of sales                           1,485,585          (1,485,585)                   -
                                  ---------------     ---------------      ---------------
      Gross profit                        832,864            (832,864)                   -

Operating expenses
   Research and development               185,329            (185,329)                   -
   Marketing and sales                    561,342            (561,342)
   General and administrative             700,676            (627,676)              73,000
                                  ---------------     ---------------      ---------------

      Operating income                   (614,483)            541,483              (73,000)

Interest expense                         (116,544)                  -              116,544
Other income - net                         66,554             (66,554)                   -
                                  ---------------     ---------------      ---------------
      Income (Loss) before taxes         (664,473)            474,929             (189,544)

Income tax expense (benefit)                    -                   -                    -
                                  ---------------     ---------------      ---------------

      Loss from continuing
        operations                $      (664,473)    $       474,929      $      (189,544)
                                  ===============     ===============      ===============
Average shares outstanding -
      basic & diluted                   4,286,832           4,286,832            4,286,832
                                  ===============     ===============      ===============
Net income (loss) per share -
      basic & diluted                       (0.16)               0.11                (0.04)
                                  ===============     ===============      ===============


 (b)     Exhibits.

         2.1 Asset Purchase Agreement, dated as of September 7, 2000, between Microfield Graphics, Inc. and Greensteel, Inc., incorporated by reference to Microfield's Proxy Statement dated October 3, 2000.

         2.2 List of omitted schedules to Asset Purchase Agreement, dated as of September 7, 2000, between Microfield Graphics, Inc. and Greensteel, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   November 8, 2000

                                            MICROFIELD GRAPHICS, INC.

                                            By:      /s/ John B. Conroy
                                                     -----------------------
                                                     John B. Conroy
                                                     Chief Executive Officer

                             EXHIBIT INDEX

--------------- --------------------------------------------------------------

                                                                 SEQUENTIAL

  EXHIBIT NO.                DESCRIPTION                           PAGE

                                                                    NO.

--------------- --------------------------------------------------------------
      2.1       Asset Purchase Agreement, dated as of
                September 7, 2000, between Microfield
                Graphics, Inc. and Greensteel, Inc.,
                incorporated by reference to Microfield's
                Proxy Statement dated October 3, 2000

--------------- --------------------------------------------------------------
                List of omitted schedules to Asset
      2.2       Purchase Agreement, dated as of
                September 7, 2000, between Microfield
                Graphics, Inc. and Greensteel, Inc.

--------------- --------------------------------------------------------------